UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 19, 2026
Date of Report (Date of earliest event reported)

(Commission File Number)	(Exact Name of Registrant as Specified in its Charter)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1-3457	APPALACHIAN POWER COMPANY	Virginia	54-0124790
333-293890-01	APPALACHIAN POWER RECOVERY FUNDING LLC	Delaware	41-3000250

APPALACHIAN POWER COMPANY	APPALACHIAN POWER RECOVERY FUNDING LLC
1 Riverside Plaza	1051 E Cary St., Suite 1100
Columbus, OH 43215-2373	Richmond, Virginia 23219
(Address of Principal Executive Offices) (Zip Code)	(Address of Principal Executive Offices) (Zip Code)

(614) 716-1000	(614) 716-1519
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement
On May 19, 2026, Appalachian Power Company (“
APCo
”) and Appalachian Power Recovery Funding LLC (the “
Issuing Entity
”) entered into an Underwriting Agreement (the “
Underwriting Agreement
”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, and RBC Capital Markets, LLC, as representatives of the underwriters (the “
Underwriters
”), with respect to the purchase and sale of $1,375,500,000 aggregate principal amount of the Issuing Entity’s Series
2026-A
Senior Secured SAC Bonds (the “
Bonds
”) to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement, each to be dated as of May 27, 2026. The Bonds were offered pursuant to the prospectus dated May 19, 2026.
The Underwriting Agreement contains customary representations, warranties and agreements by APCo and customary conditions to closing, indemnification obligations of APCo, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, as amended, obligations of the parties and termination provisions.
The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. A form of the Indenture (including the form of the Bonds and the Series Supplement) is annexed as Exhibit 4.1 to this Current Report on Form
8-K.
In connection with the issuance of the Bonds, APCo, the Issuing Entity, U.S. Bank Trust Company, National Association, AEP Credit, Inc., and JPMorgan Chase Bank, N.A., expect to enter into a Joinder to that certain amended and restated Intercreditor Agreement dated as of December 9, 2024, to be dated as of May 27, 2026, and which is annexed as Exhibit 10.4 to this Current Report on Form
8-K.
APCo and the Issuing Entity also expect to enter into a Servicing Agreement, a Purchase and Sale Agreement, and an Administration Agreement, each to be dated as of May 27, 2026, which are annexed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form
8-K.

Item 9.01
Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement among Appalachian Power Recovery Funding LLC, Appalachian Power Company, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, RBC Capital Markets, dated May 19, 2026.

4.1	Indenture by and among Appalachian Power Recovery Funding LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the form of the Bonds and the Series Supplement), to be dated as of May 27, 2026.

10.1	Servicing Agreement between Appalachian Power Recovery Funding LLC and Appalachian Power Company, as Servicer, to be dated as of May 27, 2026.

10.2	Purchase and Sale Agreement between Appalachian Power Recovery Funding LLC and Appalachian Power Company, as Seller, to be dated as of May 27, 2026.

10.3	Administration Agreement between Appalachian Power Recovery Funding LLC and Appalachian Power Company, as Administrator, to be dated as of May 27, 2026.

10.4	Joinder to Intercreditor Agreement between Appalachian Power Company, as the Company, Securitization Property Servicer and Receivables Sub-Servicer, Appalachian Power Recovery Funding LLC, as a Bond Issuer, and U.S. Bank Trust Company, National Association, as Indenture Trustee, to be dated as of May 27, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Dated: May
20
, 2026

APPALACHIAN POWER COMPANY

By:	/s/ Matthew D. Fransen
Matthew D. Fransen
Vice President and Treasurer

APPALACHIAN POWER RECOVERY FUNDING LLC

By:	/s/ Matthew D. Fransen
Matthew D. Fransen
Manager